Exhibit 99.1

               Red Hat Reports Fiscal 2007 Second Quarter Results

     --   52% revenue growth

     --   6th consecutive quarter adding more than 10,000 new customers

     --   18th consecutive quarter of sequential growth in total revenue

     RALEIGH, N.C.--(BUSINESS WIRE)--September 26, 2006--Red Hat, Inc. (NASDAQ:RHAT), the world's leading provider of open source solutions to the enterprise, today announced financial results for its fiscal 2007 second quarter.

     Total revenue for the quarter was $99.7 million, an increase of 52% from the year-ago quarter and 19% from the prior quarter. Subscription revenue was $84.9 million, up 56% year-over-year and 19% sequentially. JBoss-related revenue of $7 million was at the top of management's previously provided guidance.

     Net income for the quarter was $11.0 million or $0.05 per diluted share compared with $16.7 million or $0.09 per diluted share for the second quarter of the last fiscal year. Due to differences in the accounting treatment for taxes and stock compensation expense between fiscal 2006 and 2007, net income is not directly comparable between these periods. After adjusting for these accounting differences, non-GAAP adjusted net income for the second quarter of fiscal 2007 was $23.7 million, or $0.11 per diluted share. This compares to non-GAAP adjusted net income of $17.7 million, or $0.09 per diluted share in the second quarter of the last fiscal year.

     At quarter end, the company's total deferred revenue balance was $284.1 million, an increase of $29.4 million, or 12% when compared to the end of the last fiscal quarter.

     Other highlights from the quarter included:

     -- Quarterly gross margin improved to 84% from 82% in the year-ago period.

     -- Red Hat Enterprise Linux OEM revenue grew 90% year-over-year.

     -- Total cash and investments as of August 31, 2006 were $1.0 billion.

     "The second quarter was one of intense focus on integrating our recent acquisitions in Argentina, Brazil, India and, of course, JBoss," stated Charlie Peters, Executive Vice President and Chief Financial Officer. "We are pleased with the pace and progress of our integration work and believe that results in subsequent quarters will benefit from the investments in employee time and expense made in Q2. Revenue grew nicely and we expect the recent introduction of the Red Hat Application Stack will help continue that trend. We expect operating results and cash flow will improve in the second half of fiscal 2007 since much of the heavy integration work is behind us already."

     "Our better than expected revenue and earnings per share speak to the ongoing demand for open source solutions that we continue to see worldwide," stated Dion Cornett, Vice President of Investor Relations. "Moreover, the particular strength we saw in hardware OEM revenue growth stands in stark contrast to the reported weakness experienced by server suppliers this past quarter. We feel this difference highlights the value Red Hat is able to provide that extends beyond mere box counts."

     Additional information on Red Hat's reported results, including a reconciliation of the non-GAAP adjusted results, are included in the financial tables below.

     About Red Hat, Inc.

     Red Hat, the world's leading open source solutions provider, is headquartered in Raleigh, NC with offices spanning the globe. CIOs and other senior-level IT executives have ranked Red Hat as the industry's most valued vendor for two consecutive years in the CIO Insight Magazine Vendor Value study. Red Hat is leading Linux and open source solutions into the mainstream by making high quality, low cost technology accessible. Red Hat provides operating system software along with applications, management and middleware solutions, including JBoss Enterprise Middleware Suite (JEMS). Red Hat is accelerating the shift to service-oriented architectures (SOA) and enabling the next generation of web-enabled applications running on a low-cost, secure open source platform. Red Hat also offers support, training and consulting services to its customers worldwide and through top-tier partnerships. Red Hat's open source strategy offers customers a long term plan for building infrastructures that are based on and leverage open source technologies with focus on security and ease of management. Learn more: http://www.redhat.com.

     Forward Looking Statements

     Certain statements contained in this press release may constitute "forward-looking statements" within the meaning of the Private Securities Litigation Reform Act of 1995. Forward-looking statements provide current expectations of future events based on certain assumptions and include any statement that does not directly relate to any historical or current fact. Actual results may differ materially from those indicated by such forward-looking statements as a result of various important factors, including: risks related to the integration of acquisitions; the ability of the Company to effectively compete; the inability to adequately protect Company intellectual property and the potential for infringement or breach of license claims of or relating to third party intellectual property; risks related to data and information security vulnerabilities; ineffective management of, and control over, the Company's growth and international operations; adverse results in litigation; the dependence on key personnel as well as other factors contained in our most recent Quarterly Report on Form 10-Q (copies of which may be accessed through the Securities and Exchange Commission's website at http://www.sec.gov), including those found therein under the captions "Risk Factors" and "Management's Discussion and Analysis of Financial Condition and Results of Operations". In addition, the forward-looking statements included in this press release represent the Company's views as of the date of this press release and these views could change. However, while the Company may elect to update these forward-looking statements at some point in the future, the Company specifically disclaims any obligation to do so. These forward-looking statements should not be relied upon as representing the Company's views as of any date subsequent to the date of the press release.

     LINUX is a trademark of Linus Torvalds. RED HAT and JBOSS are registered trademarks of Red Hat, Inc. and its subsidiaries in the US and other countries.


                            RED HAT, INC.
                CONSOLIDATED STATEMENTS OF OPERATIONS
                             (Unaudited)
              (In thousands - except per share amounts)


                               Three Months Ended   Six Months Ended
                               ------------------- -------------------
                                Aug 31,   Aug 31,   Aug 31,   Aug 31,
                                 2006      2005      2006      2005
                               ------------------- -------------------
Revenue:

  Subscriptions                $ 84,947  $ 54,327  $156,439  $103,568
  Training and services          14,726    11,391    27,237    22,930
                               --------- --------- --------- ---------


    Total subscription,
     training and services
     revenue                     99,673    65,718   183,676   126,498
                               --------- --------- --------- ---------

Cost of revenue:

  Subscriptions                   7,386     5,003    13,382    10,836
  Training and services           9,034     6,589    16,484    13,384
                               --------- --------- --------- ---------


    Total cost of subscription,
     training and services
     revenue                     16,420    11,592    29,866    24,220
                               --------- --------- --------- ---------


 Total gross profit              83,253    54,126   153,810   102,278

Operating expense:
 Sales and marketing             37,807    20,478    68,308    40,793
 Research and development        18,068    10,450    31,883    20,298
 General and administrative      17,926    11,271    31,555    21,614
                               --------- --------- --------- ---------

  Total operating expense        73,801    42,199   131,746    82,705
                               --------- --------- --------- ---------

Income from operations            9,452    11,927    22,064    19,573
Other income (expense), net       9,573     8,220    20,275    15,956
Interest expense                 (1,490)   (1,556)   (2,974)   (3,122)
                               --------- --------- --------- ---------

Income before provision for
 income taxes                    17,535    18,591    39,365    32,407
Provision for income taxes        6,488     1,859    14,565     3,241
                               --------- --------- --------- ---------

Net income                     $ 11,047  $ 16,732  $ 24,800  $ 29,166
                               ========= ========= ========= =========

Net income-diluted             $ 12,000  $ 18,079  $ 26,705  $ 31,889
                               ========= ========= ========= =========

Net income per share:
 Basic                         $   0.06  $   0.09  $   0.13  $   0.16
 Diluted                       $   0.05  $   0.09  $   0.12  $   0.15

Weighted average shares
 outstanding:
 Basic                          190,292   177,208   186,936   176,995
 Diluted                        219,940   208,583   217,348   207,894

Diluted net income per share
 computation:
GAAP Net income, basic         $ 11,047  $ 16,732  $ 24,800  $ 29,166
Interest expense on convertible
 debentures, net of related
 GAAP tax effects                   464       654       927      1326
Amortization of debt issuance
 costs, net of related GAAP tax
 effects                            489       693       978      1397

GAAP Net income, diluted       $ 12,000  $ 18,079  $ 26,705  $ 31,889
                               ========= ========= ========= =========


Note: certain prior year amounts have been reclassified to conform with current year presentation.


                            RED HAT, INC.
                     CONSOLIDATED BALANCE SHEETS
                            (In thousands)

                                ASSETS

                                                Aug 31,   February 28,
                                                 2006         2006
                                              ----------- ------------
                                              (unaudited)
Current assets:
 Cash and cash equivalents                    $  568,181   $  267,547
 Investments in debt securities                  269,775      537,324
 Accounts receivable, net                         70,346       59,792
 Prepaid expenses and other current assets        27,859       16,576
                                              ----------- ------------

   Total current assets                          936,161      881,239

 Property and equipment, net                      40,055       35,822
 Goodwill                                        343,122       75,942
 Identifiable intangibles, net                    90,958       13,467
 Investments in debt securities                  196,002      272,669
 Other assets, net                                34,273       35,102
                                              ----------- ------------

   Total assets                               $1,640,571   $1,314,241
                                              =========== ============

     LIABILITIES AND STOCKHOLDERS' EQUITY
Current liabilities:
 Accounts payable                             $    7,642   $    5,627
 Accrued expenses                                 32,858       31,960
 Deferred revenue                                211,400      162,934
 Other current obligations                           493          401
                                              ----------- ------------

  Total current liabilities                      252,393      200,922

 Deferred lease credits                            5,418        4,994
 Long term deferred revenue                       72,709       60,554
 Other long term obligations                          89          213
 Convertible debentures                          570,000      570,000
Stockholders' equity:
 Minority interest                                     -          771
 Common stock                                         19           19
 Additional paid-in capital                      997,708      763,906
 Deferred compensation                                 -       (2,418)
 Accumulated deficit                            (127,199)    (152,113)
 Treasury stock, at cost                        (125,656)    (124,125)
 Accumulated other comprehensive loss             (4,910)      (8,482)
                                              ----------- ------------

   Total stockholders' equity                    739,962      477,558
                                              ----------- ------------

   Total liabilities and stockholders' equity $1,640,571   $1,314,241
                                              =========== ============


Note: certain prior year amounts have been reclassified to conform with current year presentation.


                            RED HAT, INC.
                CONSOLIDATED STATEMENTS OF CASH FLOWS
                             (Unaudited)
                            (In thousands)


                            Three Months Ended     Six Months Ended
                           --------------------- ---------------------
                            Aug 31,    Aug 31,    Aug 31,    Aug 31,
                             2006       2005       2006       2005
                           --------------------- ---------------------

Cash flows from operating
 activities:
Net income                 $  11,047  $  16,732  $  24,800  $  29,166
Adjustments to reconcile
 net income to net cash
 provided by operating
 activities:
  Depreciation and
   amortization                6,754      3,751     11,098      7,298
  Deferred income taxes        4,092       (606)     9,502       (799)
  Share-based compensation
   expense                     8,300      1,310     15,926      2,495
  Excess tax benefits from
   share-based payment
   arrangements                 (740)         -     (2,875)         -
  Gain from repurchase of
   convertible debentures          -     (1,544)         -     (3,140)
  Provision for doubtful
   accounts                      201         57        702        141
  Amortization of debt
   issuance costs                752        770      1,504      1,552
  Other                          (12)       993       (289)     1,018
Changes in operating assets and
 liabilities net of effects of
 acquisitions:
  Accounts receivable          3,311     (9,837)      (181)    (9,241)
  Prepaid expenses and
   other current assets       (1,115)       615     (2,415)      (790)
  Accounts payable               399        735        509     (3,367)
  Accrued expenses            (1,707)     5,049       (157)     7,456
  Deferred revenue            12,623     27,760     38,079     50,246
  Other assets                   (21)       (29)        53        325

  Net cash provided by
   operating activities       43,884     45,756     96,256     82,360
                           ---------- ---------- ---------- ----------

Cash flows from investing
 activities:
 Purchase of investment
  securities                    (112)  (130,577)    (7,444)  (139,177)
 Proceeds from sales and
  maturities of investment
  securities                  78,021     19,731    356,052    111,017
 Acquisitions of
  businesses, net of cash
  acquired                  (147,651)    (2,500)  (149,562)    (2,500)
 Purchase of other
  investments                      -          -          -       (767)
 Purchase of property and
  equipment                   (5,107)    (4,716)    (8,985)    (7,988)
                           ---------- ---------- ---------- ----------

  Net cash provided by
   (used in) investing
   activities                (74,849)  (118,062)   190,061    (39,415)
                           ---------- ---------- ---------- ----------

Cash flows from financing
 activities:
 Excess tax benefits from
  share-based payment
  arrangements                   740          -      2,875          -
 Repurchase of convertible
  debentures                       -    (18,091)         -    (26,301)
 Structured stock
  repurchases                      -          -          -      1,031
 Net proceeds from issuance
  of common stock under
  Employee Stock Purchase
  Plan                             -        770        306      1,497
 Proceeds from exercise of
  common stock options         4,354      5,418     11,684      7,124
 Purchase of treasury stock   (1,359)   (11,560)    (1,532)   (16,688)
 Other financing                 (31)       415        (31)        83
                           ---------- ---------- ---------- ----------

  Net cash provided by
   (used in) financing
   activities                  3,704    (23,048)    13,302    (33,254)
                           ---------- ---------- ---------- ----------

Effect of foreign currency
 exchange rates on cash and
 cash equivalents             (1,475)      (958)     1,015     (1,804)
Net increase in cash and
 cash equivalents            (28,736)   (96,312)   300,634      7,887
Cash and cash equivalents
 at beginning of the period  596,917    244,368    267,547    140,169
                           ---------- ---------- ---------- ----------

Cash and cash equivalents
 at end of period          $ 568,181  $ 148,056  $ 568,181  $ 148,056
                           ========== ========== ========== ==========

Note: certain prior year amounts have been reclassified to conform with current year presentation.


                            RED HAT, INC.
NON CASH SHARE-BASED COMPENSATION AND RECONCILIATION OF GAAP RESULTS
                     TO NON-GAAP ADJUSTED RESULTS
                             (Unaudited)
              (In thousands - except per share amounts)


Non cash share-based compensation expense included in Consolidated
 Statements of Operations:

                                  Three Months Ended Six Months Ended
                                  ------------------ -----------------
                                   Aug 31,  Aug 31,  Aug 31,  Aug 31,
                                    2006     2005     2006     2005
                                  ------------------ -----------------

 Cost of revenue                   $   539  $     -  $ 1,049  $     -
 Sales and marketing                 2,455       19    4,572       31
 Research and development            1,771       53    3,268      105
 General and administration          3,535    1,238    7,037    2,359
                                  --------- -------- -------- --------
 Total stock based compensation
  expense                          $ 8,300  $ 1,310  $15,926  $ 2,495
                                  ========= ======== ======== ========




Reconciliation of GAAP Results to non-GAAP
 adjusted Results (for prior year
 comparison purposes only)
                                  Three Months Ended Six Months Ended
                                  ------------------ -----------------
                                   Aug 31,  Aug 31,  Aug 31,  Aug 31,
                                    2006     2005     2006     2005
                                  ------------------ -----------------

GAAP Net income                    $11,047  $16,732  $24,800  $29,166

GAAP Provision for income taxes      6,488    1,859   14,565    3,241

GAAP Income before provision for
 income taxes                      $17,535  $18,591  $39,365  $32,407

Add: Share-based compensation per
 FAS 123R (Aug 06 only)              8,300    1,310   15,926    2,495
Deduct: Intrinsic value of stock
 options per APB No. 25               (870)  (1,310)  (1,686)  (2,495)
                                  --------- --------------------------
 Incremental non-cash share-based
  compensation expense               7,430        0   14,240        0

Non-GAAP adjusted income before
 provision for income taxes        $24,965  $18,591  $53,605  $32,407

Non-GAAP cash provision for income
 taxes                             $ 1,248  $   930  $ 2,680  $ 1,620
                                  --------- -------- -------- --------

Non-GAAP adjusted net income       $23,717  $17,661  $50,925  $30,787
                                  ========= ======== ======== ========

Non-GAAP adjusted net income-
 diluted                           $25,109  $19,083  $53,708  $33,661
                                  ========= ======== ======== ========

Non-GAAP adjusted net income per
 share:
 Basic                             $  0.12  $  0.10  $  0.27  $  0.17
 Diluted                           $  0.11  $  0.09  $  0.25  $  0.16


Non-GAAP diluted net income per
 share computation:
Non-GAAP adjusted net income       $23,717  $17,661  $50,925  $30,787
Interest expense on convertible
 debentures, net of related 5%
 cash tax effects                      677      691    1,354    1,400
Amortization of debt issuance
 costs, net of related 5% cash tax
 effects                               715      731    1,429    1,474

Non-GAAP adjusted net income-
 diluted                           $25,109  $19,083  $53,708  $33,661
                                  ========= ======== ======== ========


     CONTACT: Red Hat, Inc.
              Investor Contact:
              Linda Brewton, 919-754-4476
              lbrewton@redhat.com
              or
              Media Contact:
              Leigh Day, 919-754-4369
              lday@redhat.com